EXHIBIT 10.37
                                  -------------

                                DEED OF VARIATION


DEED dated    7 October    1998


BETWEEN     BRL HARDY LIMITED   ACN 008 273 907   of Reynell Road Reynella South
            Australia ('PRINCIPAL EMPLOYER')

AND         BRL  HARDY  SUPERANNUATION  PTY  LTD   ACN 058 898 767   of  Reynell
            Road Reynella South Australia ('TRUSTEE')


RECITALS

A. By deed dated 1 July 1982 and made between Consolidated Co-operative Wineries Limited of the one part and the then trustees of the other part, Consolidated Co-operative Wineries Limited established the Consolidated Co-operative Wineries Limited Employees' Superannuation Fund ('FUND') upon the terms and conditions contained in that deed.

B. The Fund has since been known by a number of different names, but is now known as the "BRL Hardy Superannuation Fund".

C. The Fund's deed has since been amended by further amending instruments dated 6 June 1990, 31 March 1993 and 8 June 1994 (which together are called 'GOVERNING RULES').

D.      The Trustee is the current trustee of the Fund.

E. Clause 15 of the Governing Rules gives the Trustee the power to add to, repeal, amend or alter all or any of the trusts and provisions contained in the Governing Rules, but only with the consent of the Principal Employer.

F. The Trustee has, with the consent of the Principal Employer, resolved to amend the Governing Rules by rescinding the current operative provisions of the Governing Rules and by replacing them with new operative provisions in the manner contained in this Deed of Variation.


AGREEMENT

1.     AMENDMENT

       The Governing Rules are altered and modified by rescinding the current operative provisions of the Governing Rules, namely clauses 1 to 30, and by replacing them, with effect from 1 July 1998 ('RELEVANT DATE'), with the clauses and the schedules which are contained in the annexure to this Deed of Variation which is headed "New Provisions - BRL Hardy Superannuation Fund" ('NEW PROVISIONS').

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                                      - 2 -

2.     MEMBERSHIP REQUIREMENTS

       Any Member of the Fund as at the Relevant Date will be deemed to have complied with any membership requirements contained in the New Provisions, and will continue in the same category of membership as immediately before the Relevant Date.

3.     TRANSITIONAL PROVISIONS

3.1 As at the Relevant Date, each Member will have credited to his or her Voluntary Contribution Account that part of the Fund which represents:

       (a) the "Member's Accumulation" in accordance with the Governing Rules in force as at the day before the Relevant Date; and

       (b)  any  other  voluntary  contributions   which  the  Member  has  made
            personally to the Fund which are not reflected in the "Member's Accumulation"; and

       (c) any other amount or amounts which have been received by the Trustee from another superannuation arrangement, approved deposit fund or eligible rollover fund or from the issuer of some Annuity money or assets in respect of the Member's interest in that superannuation arrangement, approved deposit fund, eligible rollover fund or Annuity.

3.2 As at the Relevant Date, each Category 5 Member will have credited to his or her Compulsory Employer Contribution Account that part of the Fund which represents the amount which the Member would have received as a withdrawal benefit from the Former Fund under the governing rules of the Former Fund had he or she left Service with his or her Employer on 1 July 1992 other than by reason of illness, injury or retrenchment, as increased or decreased since 1 July 1992 in accordance with the Fund Earning Rate of the Fund (or its equivalent) since that date.

4.     ACKNOWLEDGMENT

       The Trustee acknowledges that it holds and will continue to hold all moneys, investments and policies of assurance (if any) comprising the Fund on behalf of all of the Members of the Fund in accordance with the provisions of this Deed of Variation or with the New Provisions.

5.     NO NEW TRUST

       Nothing contained in this Deed of Variation will be deemed to create a new trust or to be a resettlement of the Fund.

6.     CONSENT OF PRINCIPAL EMPLOYER

       By signing this Deed of Variation, the Principal Employer consents to the alterations and modifications made by it.

7.     CONTINUED EFFECT

       The Governing Rules, as amended previously and by this Deed of Variation, will in all respects remain in full force and effect.

8.     INTERPRETATION

       Unless the context indicates a contrary intention, words and expressions used in this Deed of Variation will have the meanings ascribed to them in the New Provisions.


EXECUTED as a deed.


THE COMMON SEAL of BRL HARDY                    )
LIMITED is affixed in accordance with  its      )
articles of association in the presence of      )


/s/ Stephen B. Millar                           /s/ John Whelan
-------------------------                       --------------------------------
Director                                        Director/Secretary



THE COMMON SEAL of BRL HARDY                    )
SUPERANNUATION PTY LTD is affixed               )
in accordance with its articles of association  )
in the presence of                              )


/s/ John Pendrigh                               /s/ John Whelan
-------------------------                       --------------------------------
Director                                        Director/Secretary

                 NEW PROVISIONS - BRL HARDY SUPERANNUATION FUND


1.     INTERPRETATION

1.1    DEFINITIONS

       Unless the context otherwise requires:

       "ACCRUED BENEFIT MULTIPLE" means, in relation to each Member who is named in the Second Schedule, the percentage set out next to his or her name in that Schedule.

       "ACT" means, as the context requires, any one or more of the SIS Act, the Income Tax Assessment Act 1936, the Income Tax Assessment Act 1997, the SG Act, the Superannuation Contributions Tax (Assessment and Collection) Act 1997, the Superannuation Entities (Taxation) Act 1987 and any regulations made pursuant to any of those Acts.

       "ACTUARY" means the actuary for the time being appointed pursuant to this Deed.

       "ANNUAL SALARY" means the annual rate of Salary of the Member, relating to the relevant Review Date, as advised to the Trustee by the Employer for the purposes of the Fund (which advice shall be conclusive evidence of the amount of Annual Salary).

       "ANNUITY" means an annuity which is an eligible annuity for the purposes of Relevant Law.

       "AUDITOR" means the auditor for the time being appointed pursuant to this Deed.

       "COMMISSIONER" means, as the context requires, the Commissioner of Taxation, the Insurance and Superannuation Commissioner, the Australian Prudential Regulation Authority or any other regulatory body which has responsibility for the administration of occupational superannuation from time to time.

       "COMPULSORY EMPLOYER CONTRIBUTION ACCOUNT"   means,  in   relation  to  a
       Category 5 Member, the Compulsory Employer Contribution Account (if any) kept in relation to the Member pursuant to clause 7.1.

       "COMPULSORY MEMBER CONTRIBUTION ACCOUNT" means, in relation to a Category 5 Member, the Compulsory Member Contribution Account (if any) kept in relation to the Member pursuant to clause 7.1.

       "CONTRIBUTION ACCOUNT" or "CONTRIBUTION ACCOUNTS" means, in relation to a Member, any one or more (as the context requires) of the Member's Compulsory Employer Contribution Account (if any), the Member's
       Compulsory Member Contribution Account (if any) and the Member's Voluntary Contribution Account (if any) kept in relation to the Member pursuant to clause 7.1.

       "DEED" means the deed by which the Fund was established, including the Schedule or Schedules to it, as amended from time to time.

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                                      - 2 -

       "DEPENDANT" in relation to a Member means the Spouse and any child of the Member and any other person who, in the opinion of the Trustee, is or was at the relevant date wholly or partially dependent on the Member.

       "EMPLOYEE" means a person who is classified by the Employer as being in the permanent Service of the Employer for the purposes of the Fund.

       "EMPLOYER" means each or any one (as the context requires) of the Principal Employer, its subsidiary companies and associated corporations or firms which, with the approval of the Principal Employer, applies to the Trustee to become and is accepted as a participant in the Fund, and where the word 'Employer' is used in relation to a Member it means the corporation or firm by which the Member is for the time being employed. An Employer which ceases to have any Employee as a Member of the Fund will then cease to be an Employer for the purposes of the Fund.

       "FINAL AVERAGE SALARY" means the average of the amounts of the Member's Annual Salaries relating to the Review Dates which occur within the three years either:

       (a)  immediately prior to the Member's Normal Retirement Date; or

       (b)  immediately prior to the Member leaving Service,

       but if the Member leaves Service within three years of joining the Service of the Employer, the Member's Annual Salary at the date of joining the Service of the Employer will be deemed to have applied at each preceding Review Date.

       "FORMER FUND" means the Thomas Hardy & Sons Pty Ltd Retirement and Benefit Fund which was established by certain regulations date 11 December 1968.

       "FUND" means all of the assets from time to time held by the Trustee on the trusts declared in this Deed.

       "FUND EARNING RATE" means the Fund Earning Rate referred to in clause 15.

       "INSURER" in relation to a Policy means the insurer under that Policy and in relation to a Member means the insurer under the Policy which is relevant to that Member.

       "INVESTMENT INCOME" means the Investment Income determined in accordance with clause 15.2.

       "MEMBER" means an Employee who has been accepted by the Trustee as a Member of the Fund and who has not ceased to be a Member.

       "MEMBERSHIP" means the number of years (including any fraction of a year being complete months) for which a Member has been a member of the Fund, or a Member of a particular category of membership, but only in relation to the period commencing on 1 April 1993.

       "NOMINATED DEPENDANT" means a Dependant nominated by a Member as the Nominated Dependant.

       "NOMINATED RELATIVE" means a Relative nominated by a Member as the Nominated Relative.

       "NORMAL RETIREMENT DATE" means, in relation to a Member:

       (a)  the Member's 65th birthday;

       (b) if the Member transferred to the Fund from the Former Fund on 1 April 1993, and if the Member had the option as a Member of the Former Fund to retire at an earlier date, such earlier date as is nominated by that Member in accordance with the terms of that option; or

       (c) such other earlier date as may be nominated for that Member from time to time by the Trustee.

       "POLICY" means any policy of assurance entered into by the Trustee in relation to a Member for the purpose of securing to the Trustee, subject to the terms and conditions of that policy, benefits equal to or on account of the benefits payable to or in respect of a Member under this Deed.

       "PRINCIPAL EMPLOYER" means

       (a)  BRL Hardy Limited;

       (b) any corporation or firm carrying on business in succession to or on reconstruction of the Principal Employer; or

       (c) the Employer which in accordance with this Deed has assumed the responsibilities of the Employer referred to in (a) or (b) of this definition for the purposes of this Deed and the Rules.

       "RELATIVE" in relation to a Member or former Member means:

       (a) the parent, grandparent, brother, sister, uncle, aunt, nephew, niece, cousin, grandchild or great-grandchild of the Member;

       (b)  any spouse of any of the persons specified in paragraph (a);

       (c)  any child  of any of the persons specified in paragraph  (a) or (b);
            or

       (d) any other natural person who has applied to the Trustee for payment of a benefit in respect of a Member, to whom the Trustee considers it appropriate to pay a benefit in respect of the Member.

       "RELEVANT LAW" means the Act, as modified in its application to the Fund by any subsisting declaration, modification or exemption granted by the Commissioner and, where the Trustee deems appropriate:

       (a) any announcement of a proposed change to the Act whether or not the change is to have retrospective effect;

       (b) any circular guideline ruling announcement or advice given by the Commissioner;

       where the Trustee considers that observance of or compliance with any such announcement circular guideline ruling or advice will either:

       (c) be a prerequisite for or in any way assist the Fund to be a Superannuation Fund in relation to each year of income; or

       (d)  be necessary to ensure that the Trustee does not breach the Act.

       "REVIEW DATE" means:

       (a) 1 July in each year or such other date as is determined by the Trustee to be applicable generally or in the case of any particular Member as the date in relation to which adjustments to contributions and benefits are to be determined;

       (b) in relation to a new Member, the date on which he or she joins the Fund.

       "ROLLOVER PAYMENT" means any payment made by the Trustee at the request of a Member or former Member or in other circumstances allowed under Relevant Law or acceptable to the Commissioner to any one or more of the following:

       (a)  the trustee of an approved deposit fund;

       (b)  the trustee of a Superannuation Fund;

       (c)  the trustee of an eligible rollover fund;

       (d)  the issuer of an Annuity.

       "RULES" means the rules contained in the First Schedule to the Deed.

       "SALARY" means either:

       (a) the remuneration for services rendered by the Member to the Employer or at which the Member is employed by the Employer but excludes any overtime or special or ex-gratia grant or allowance for residence, travelling or otherwise; or

       (b) in any special case such amount as is for the purposes of the Fund agreed upon between the Member and the Employer.

       "SERVICE" means continuous service with the Employer. For the purposes of this definition an Employee's service shall not cease to be continuous by reason only of:

       (a) a transfer from the service of one Employer to the service of another Employer; or

       (b)  the Employee's temporary absence from the service of the Employer:

            (i) while he or she is engaged in compulsory military service or in service in the armed forces of Australia or its allies in time of war; or

            (ii) in any other circumstances which for the purposes of the Fund the Employer regards as not resulting in a break in the continuity of the Employee's service; or

       (c) the Employee being entitled to the payment of a benefit under Rule 4 and (in relation to that benefit) his or her temporary absence from the Service of the Employer for the continuous period immediately prior to becoming entitled to that benefit;

       and "SERVICE OF THE EMPLOYER" has a corresponding meaning.

       "SG ACT" means, as the context requires, the Superannuation Guarantee (Administration) Act 1992 or the Superannuation Guarantee Charge Act 1992.

       "SIS ACT" means the Superannuation Industry (Supervision) Act 1993.

       "SPOUSE" means a Member's husband or wife or a person who, although not legally married to a Member, lives (or lived at the time of the Member's death) with the Member on a bona fide domestic basis as the husband or wife of the Member.

       "SUPERANNUATION FUND" means a superannuation fund which, in the opinion of the trustees of the fund, in the relevant year of income, will be a "complying superannuation fund" for the purposes of Relevant Law.

       "TAXATION" includes income tax (including capital gains tax, tax on eligible termination payments and tax on contributions) payroll tax, land tax, stamp duty and any surcharge, levy, impost or other taxes or duties of a like or similar nature.

       "TEMPORARY TOTAL DISABLEMENT" in relation to a Member means:

       (a) Temporary Total Disablement as defined in any Policy effected by the Trustee and in force for the time being in respect of the Member or agreed upon from time to time by the Trustee and the relevant Insurer for the purposes of the Policy; or


       (b) (if at any time there is no Policy in force) disablement (other than Total and Permanent Disablement) resulting from an illness or injury to the Member (which is proved to the satisfaction of the Trustee after considering such medical or other evidence or advice as they may require from time to time) while the Member is in the Service of the Employer and as a result of which:

            (i) the Member has been continuously absent from Service for a period of three consecutive months;

            (ii) during the first two years of any one period of continuous absence from Service the Member is, in the opinion of the Trustee, unable to perform each and every normal duty as an Employee;

            (iii) during the remainder of that period of continuous absence from
                  Service the Member is, in the opinion of the Trustee, unable to engage in any regular remunerative work for which he or she is reasonably fitted by education or training or experience; and

            (iv) the Member remains under the regular care and attention of a legally qualified medical practitioner;

       as long as the Trustee is satisfied the illness or injury was not inflicted for the purpose of obtaining a benefit under the Fund;

       and "TEMPORARILY TOTALLY DISABLED" has a corresponding meaning.

       "TOTAL AND PERMANENT DISABLEMENT" in relation to a Member means:

       (a) Total and Permanent Disablement as defined in any Policy effected by the Trustee and in force for the time being in respect of the Member or agreed upon from time to time by the Trustee and the relevant Insurer for the purposes of the Policy; or

       (b) (if at any time there is no Policy in force) the Member's incapacity to the extent:

            (i) of the loss of two limbs (where limbs include the whole of one hand or the whole of one foot) or the sight of both eyes or the loss of one limb and the sight of one eye; or

            (ii) (after a period of six consecutive months' continuous absence from Service on account of illness or injury which is proved to the satisfaction of the Trustee) that in the opinion of the Trustee (after considering such medical or other evidence or advice as it may require from time to time) the Member is unable and unlikely ever again to be able to undertake any form of regular remunerative work for which he or she is reasonably fitted by education or training or experience;

       as long as the Trustee is satisfied the illness or injury was not inflicted for the purpose of obtaining a benefit under the Fund;

       and "TOTALLY AND PERMANENTLY DISABLED" has a corresponding meaning.

       "TRUSTEE" means the persons who, for the time being, are the trustees of the Fund whether original additional or substituted.

       "VOLUNTARY CONTRIBUTION ACCOUNT" means, in relation to a Member, the Voluntary Contribution Account (if any) kept in relation to the Member pursuant to clause 7.1.

1.2    INTERPRETATION

Reference to:

       (a)  one gender includes the other gender;

       (b)  the singular includes the plural and vice versa;

       (c)  a person includes a body corporate;

       (d) a statute, regulation or provision of a statute or regulation ("STATUTORY PROVISION") will be construed as a reference to that Statutory Provision as amended or re-enacted from time to time and includes any statute, regulation or provision enacted in replacement of that Statutory Provision;

       (e) a clause or schedule is a reference to a clause or schedule of this Deed (unless the context otherwise requires);

       and   headings   are   for   convenience  only  and  do  not  affect  the
       interpretation of this Deed.

1.3    SEVERANCE

       If:

       (a) any provision of this Deed is void or voidable or unenforceable in accordance with its terms, but would not be void, voidable, unenforceable or illegal if it were read down and is capable of being read down, the provision must be read down accordingly;

       (b) notwithstanding paragraph (a), a provision of this Deed would still be void, voidable, unenforceable or illegal:

            (i) if the provision would not be void, voidable, unenforceable or illegal if a word or words were omitted, that word or those words must be severed; and

            (ii)  in any other  case,  the  whole  provision  must  be  severed;

                  and the remainder of this Deed will be of full force or effect.

1.4    WORDS AND EXPRESSIONS DEFINED IN ACT

       Unless a word or expression used in this Deed already has a meaning assigned to it under clause 1.1 or 1.2, or unless the context in which a word or expression is used in this Deed indicates a contrary intention, words and expressions used in this Deed will have the meanings assigned to them in the SIS Act and any regulations made pursuant to the SIS Act.

2.     THE FUND

2.1    ESTABLISHMENT

       The Fund commenced on 1 July 1982 and will continue under the name BRL Hardy Superannuation Fund.

2.2    FUND VESTED IN TRUSTEE

       The Fund will be and will continue to be vested in the Trustee and will at all times be held controlled and managed by the Trustee subject to the trusts powers and provisions of this Deed.

3.     MEMBERSHIP OF THE FUND

3.1    APPLICATION FOR MEMBERSHIP

       Any Employee who has been invited by the Employer to become a Member and who has, if required by the Trustee, lodged with the Trustee an application for membership in such form as the Trustee may determine, will be admitted to membership of the Fund by the Trustee. The Trustee may also admit an Employee to become a Member without an application if the Employer requests the Trustee to do so.

3.2    ADMISSION TO MEMBERSHIP

       When the Trustee admits an Employee to membership of the Fund, the Employee will become a Member and will be bound by this Deed.

3.3    SPECIAL CONDITIONS AND CATEGORIES OF MEMBERSHIP

       (a) The terms and conditions applicable to a Member's membership of the Fund, including the contributions and benefits payable to or in respect of the Member, may be varied by written agreement between the Principal Employer, the Trustee and the Member.

       (b) Members may be divided into categories at the Principal Employer's discretion. If at any time there are different categories of membership:


            (i) the Principal Employer must determine and advise the Trustee of the appropriate category for each Member and of any subsequent change of category for a particular Member;

            (ii) a Member may change his or her category of Membership from one category to another with the approval of the Principal Employer and the Trustee, on whatever terms and conditions are determined by the Trustee and approved by the Principal Employer at that time.

       (c) As from 1 July 1997, there will be seven categories of membership, with the benefits for each category of member being as set out in the Rules.

3.4    INFORMATION TO BE GIVEN TO NEW MEMBERS

       As soon as practicable after the admission of a person as a Member of the Fund the Trustee will give to that Member any information required by Relevant Law.

3.5    PROVISION OF INFORMATION

       Every Member and any person who may become entitled to be paid a benefit from the Fund when requested by the Trustee must furnish such information as the Trustee deems necessary for the purposes of any investigation or otherwise in connection with the Fund. Every Member must submit to medical examinations as required by the Trustee by a registered medical practitioner nominated by the Trustee.

3.6    FAILURE TO COMPLY

       If a Member or any other person who becomes entitled to be paid a benefit from the Fund fails to comply with the provisions of clause 3.5 the Trustee may suspend the payment of any contributions in respect of that Member or withhold any benefit in respect of that Member or person until the Member or other person does comply.

3.7    INCORRECT OR MISLEADING INFORMATION

       Where a Member or any other person who becomes entitled to be paid a benefit from the Fund furnishes information required pursuant to this Deed which affects or is likely to affect the benefits payable to or in respect of the Member or person and the information supplied is incorrect or misleading or any relevant information is deliberately withheld, the Trustee may in its absolute discretion, but subject always to Relevant Law, alter those benefits in such manner as the Trustee considers appropriate.

4.     CONTRIBUTIONS TO THE FUND

4.1    MEMBER CONTRIBUTIONS

       (a) A Category 1, 2, 3, 4 or 6 Member is not required to make any contribution to the Fund.

       (b) A Category 5 Member must contribute to the Fund at the rate of 3.33% of his or her Salary, and a Category 7 Member must contribute to the Fund at the rate of 4% of his or her Salary, until in either case the Member:

            (i)   leaves Service; or

            (ii) receives the whole of his or her benefit under the Rules (other than a benefit under rule 7); or

            (iii) reaches age 65.

       (c) A Member of any Category may make any voluntary contributions to the Fund which are first approved by the Trustee.

4.2    EMPLOYER CONTRIBUTIONS

       Subject to the other provisions of this Deed, the following provisions apply in relation to contributions by each Employer to the Fund:

       (a) each Employer must contribute to the Fund in each year such amount as the Trustee considers necessary, having obtained appropriate actuarial advice but subject always to Relevant Law, to maintain the level of benefits payable from the Fund to the Members;

       (b) each Employer must contribute to the Fund in each year on behalf of each Category 6 Member the minimum amount which the Employer is required to contribute to the Fund on behalf of the Member in order to avoid having to pay the charge under the SG Act in relation to that Member, which contributions may be made (in whole or in part) following agreement between the Principal Employer and the Trustee by the application of an appropriate part of the surplus of the Fund as determined having regard to appropriate actuarial advice; and

       (c) each Employer may contribute such other amounts as may be agreed from time to time between the Principal Employer and the Member.

4.3    PAYMENT OF CONTRIBUTIONS

       Contributions will be paid at the times and in the manner agreed between the Trustee and the Employer but, in any event, contributions must be paid to the Trustee within any maximum period specified by Relevant Law. Unless the Member and the Employer agree otherwise, the Employer may deduct the Member's contributions from the Member's remuneration.

4.4    ACCEPTANCE OF CONTRIBUTIONS

       The Trustee:

       (a) may accept contributions from any person in respect of a Member to the extent permitted by Relevant Law;

       (b) must not accept any contribution if, in the opinion of the Trustee, the acceptance of the contribution would not be permitted by Relevant Law.

4.5    INTEREST ON CONTRIBUTIONS

       The Trustee may require an Employer to pay interest on any contributions payable by the Employer which are in arrears at the Fund Earning Rate or such other rate as may be determined by the Trustee.

4.6    FORM OF CONTRIBUTIONS

       Subject to Relevant Law and to the Trustee in its discretion allowing such contributions, contributions may be made either in cash or by transfer to the Fund of an asset in specie. If a contribution is made by the transfer of an asset to the Fund, the amount of the transfer will be the market value of that asset at the time of its transfer, and the transfer will be undertaken on such terms and conditions as are determined by the Trustee.

4.7    TERMINATION, REDUCTION OR SUSPENSION OF EMPLOYER CONTRIBUTIONS

       (a) Any Employer may at any time, by giving one month's written notice to the Trustee and Principal Employer of its decision to do so, terminate, reduce or suspend the payment by that Employer of all or any of its contributions to the Fund.

       (b)  Upon the expiration of  the notice period  referred to  in paragraph
            (a), the liability of that Employer to make those payments of contributions to the Fund will cease either wholly or to the extent or for the period or in the circumstances prescribed in the notice, but payments due on or before the date of expiration of the notice period will not be affected.

       (c) If any Employer terminates, reduces or suspends its contributions to the Fund in respect of some or all of the Members for whom it has been contributing, then unless another Employer agrees to continue the contributions in respect of those Members, the Trustee will reduce or modify the benefits in respect of those Members on such basis as the Trustee, after considering the advice of the Actuary, considers fair and equitable. The reduced or modified benefits will, subject to the other provisions of this Deed and the Rules, be dealt with under the Rules in the same manner as if the benefit had not been so reduced or modified.

       (d) If the Principal Employer terminates its contributions to the Fund, but at least one of the Employers continues to contribute, then the Principal Employer will cease to be the Principal Employer for the purposes of this Deed and the Rules. One of the other Employers which is continuing to contribute must then assume the responsibilities of the Principal Employer for the purposes of this Deed and the Rules.

5.     TRANSFERS TO OTHER FUNDS

5.1    TRANSFERS TO OTHER FUNDS

       Without in any way affecting any other provision of this Deed giving the Trustee power to transfer a Member's benefit in the Fund to another superannuation arrangement or otherwise deal with the Member's interest in the Fund, but subject to any requirements of Relevant Law, where a Member joins or is eligible to join a Superannuation Fund ("OTHER FUND"), and

       (a) the Member, with the consent of the Principal Employer, requests that some or all of the Member's benefit in the Fund be transferred to the Other Fund ("TRANSFERRED AMOUNT"); or

       (b) the Trustee wishes to transfer the Transferred Amount to the Other Fund and is permitted by Relevant Law to do so without the Member's consent,

       the Trustee with the approval of the Principal Employer may, subject to such conditions and indemnities as the Trustee may require, pay the Transferred Amount to the trustee of the Other Fund or transfer investments of the Fund of equivalent value to the Transferred Amount.

5.2    BENEFITS REDUCTION

       The receipt of the Transferred Amount by the trustee of the Other Fund will be a complete discharge to the Trustee of all liabilities in respect of, and the Trustee will have no responsibility to see to the application of, the Transferred Amount.

6.     TRANSFERS FROM OTHER FUNDS

       Where a Member is or was a member of or is or was a beneficiary under any other superannuation arrangement, approved deposit fund, eligible rollover fund or Annuity, the Trustee may receive from the trustee of the other superannuation arrangement, approved deposit fund or eligible rollover fund or from the issuer of the Annuity money or assets in respect of the Member's interest in the superannuation arrangement, approved deposit fund, eligible rollover fund or Annuity. The Trustee will hold the money or assets received as part of the Fund subject to any requirements of Relevant Law and will either:

       (a) credit the particular Member's Voluntary Contribution Account in such manner as the Trustee, the Member and the Principal Employer agree; or

       (b) hold them in such other manner as the Trustee, the Member and the Principal Employer agree,

       to take account of the money and property transferred in respect of that Member under this clause 6.

7.     FUND ACCOUNTS

7.1    CONTRIBUTION ACCOUNTS

       (a) The Trustee will keep a Voluntary Contribution Account in respect of each Member for the purpose of administering the Fund and, in particular, for the purpose of calculating the benefits payable from the Fund, to which account the following amounts will be credited:

            (i)   contributions made by the Member pursuant to clause 4.1(c);
                  and

            (ii) contributions made by an Employer in respect of the Member pursuant to clause 4.2(b) or 4.2(c).

       (b) The Trustee will keep a Compulsory Employer Contribution Account in respect of each Category 5 Member for the purpose of administering the Fund and, in particular, for the purpose of calculating the benefits payable from the Fund, to which account will be credited the amount, for each financial year of fund membership since 1 July 1992, that would need to have accumulated for that Member (including interest credited and reduced by applicable tax and insurance premiums) to ensure that the Employer avoided and continues to avoid the charge under the SG Act and meets any applicable industrial awards for that year.

       (c) The Trustee will keep a Compulsory Member Contribution Account in respect of each Category 5 Member for the purpose of administering the Fund and, in particular, for the purpose of calculating the benefits payable from the Fund, to which account will be credited contributions made by the Member pursuant to clause 4.1(b).

7.2    CREDITING OF ACCOUNT

       In addition to any amounts to be credited to one or more of the Member's Contribution Accounts pursuant to clause 7.1, each Member's Contribution Account or Accounts will, subject to any restrictions imposed by Relevant Law, be credited with:

       (a) such portion of the Investment Income of the Fund (if positive) as the Trustee determines will be credited to each of the Member's Contribution Accounts in accordance with clause 15.3; and

       (b) any other amounts which the Trustee with the consent of the Principal Employer determines will be credited to each of the Member's Contribution Accounts.

7.3    DEBITING OF ACCOUNT

       Each  of  a   Member's  Contribution  Accounts  will,   subject   to  any
       restrictions imposed by Relevant Law, be debited with:

       (a) such portion of the Investment Income of the Fund (if negative), as the Trustee determines will be debited to each of the Member's Contribution Accounts in accordance with clause 15.3; and

       (b) the amount of any Taxation liability which in the opinion of the Trustee will be incurred by virtue of the Fund's acceptance of any contributions which are to be credited to each of the Member's Contribution Accounts in accordance with clause 16.1; and

       (c) any amount which is paid to the Member pursuant to clause 8.2 and which the Trustees determine will be debited to one or more of the Member's Contribution Accounts; and

       (d) any other amounts which the Trustee with the consent of the Principal Employer determines will be debited to each of the Member's Contribution Accounts.

7.4    ADDITIONAL ACCOUNTS

       In  addition  to  the Member's  Contribution Accounts,  the  Trustee  may
       establish  and  maintain  such  other  accounts  as  the  Trustee   deems
       appropriate.

8.     BENEFITS

8.1    Subject to the provisions of this Deed:

       (a) the benefits described in the Rules will be payable from the Fund to a Member in the circumstances described in the Rules;

       (b) benefits may also be paid in such other circumstances as are nominated from time to time by the Trustee and which are permitted by Relevant Law.

8.2 If Relevant Law and the Rules require or permit a Member to cash some or all of the amount standing to the credit of his or her Contribution Accounts, despite not being entitled under the Rules or Relevant Law to any other benefit, the Trustee may cash that part of the Member's benefit, in which case the Trustee will, in accordance with clause 7.3(c), debit one or more of the Member's Contribution Accounts, in such manner as the Trustee considers reasonable and appropriate, with that part of the benefit which has been cashed.

9.     PAYMENT OF BENEFITS

9.1    METHOD OF PAYMENT

       (a) Benefits are payable at the principal office for the time being of the Principal Employer or otherwise as may be determined by the Trustee.

       (b) The Trustee may pay a benefit by forwarding a cheque to the postal address last notified of the person to whom the benefit is payable or paying the benefit directly to a bank or other account nominated by the person or in such other manner as the Trustee determines.

       (c) All benefits will be expressed and paid in Australian currency unless otherwise specifically agreed between the Member and the Trustee.

9.2    RECEIPT FOR BENEFITS

       Any person to whom a benefit is payable must if requested furnish the Trustee with a receipt and release in the form from time to time required by the Trustee.

9.3    TAX ON BENEFITS

       The Trustee may deduct from any benefit payable pursuant to this Deed any Taxation.

9.4    PENSIONS AND ANNUITIES

       (a) Upon a Member becoming entitled to be paid a lump sum benefit, the Member may request the Trustee to pay some or all of the Member's benefit as an income benefit. That request must be made in writing and must be received by the Trustee within 30 days from the date on which that Member's entitlement arose or such longer period as the Trustee may in its absolute discretion determine.

       (b) If the Member's request meets the requirements of this clause 9.4, the Trustee must, subject to any requirements of Relevant Law, arrange for the payment of that proportion of the Member's benefit as the Member requested be paid in the form of an income benefit to be paid as an income benefit either by applying the relevant proportion of the benefit in the purchase of an Annuity for the Member in such manner and on such conditions as the Trustee in its absolute discretion determines or, with the consent of the Principal Employer, by paying the relevant proportion of the benefit as a pension of such amount and on such conditions as the Trustee and the recipient of the pension agree.

       (c) If the recipient elects that the pension is to be a pension for the purposes of Relevant Law and that it is to comply with certain minimum standards prescribed by Relevant Law, the agreement between the Trustee and the recipient must include the requirements that ensure both that it is a pension of that type and that it complies with those standards, and this Deed will be deemed to include in it those requirements and those standards but only to the extent that the Deed relates to that pension.

9.5    PAYMENT OF BENEFITS ON DEATH OR DISABLEMENT

       (a) Where any benefit becomes payable to or in respect of a Member pursuant to this Deed and the Member is not alive when the benefit is to be paid, the Trustee may pay or apply the benefit to or for the benefit of such one or more as determined by the Trustee in its absolute discretion of the Nominated Dependants and/or any other Dependants of the former Member and/or the Legal Personal Representative of the Member in the manner at the times by the instalments and in such proportions between them (if more than one) as the Trustee may from time to time in its discretion determine. If the Member left no Nominated Dependants or other Dependants and there is no Legal Personal Representative of the Member, the Trustee may pay such portion of the benefit as may be allowed under Relevant Law to the Nominated Relative and/or any other Relative of the Member as determined by the Trustee in its absolute discretion. Any portion of the benefit which is not applied in accordance with this clause will be absolutely forfeited and will remain in the Fund to be dealt with in accordance with clause 11.3.

       (b) Any amount payable on a Member's Total and Permanent Disablement must be paid or applied for the benefit of any one or more of the Member and the Member's Dependants in such shares and proportions and in such manner as the Trustee in its absolute discretion shall decide.

       (c) If a Member dies before the whole of the benefit payable on his or her Total and Permanent Disablement has been paid or applied pursuant to paragraph (b) that benefit or any balance of it must be paid in accordance with paragraph (a).

9.6    PAYMENT TO OTHERS ON BEHALF OF BENEFICIARIES

       When any person to whom a benefit becomes payable is under the age of 18 years or when in the opinion of the Trustee it would be in the best interests of that person, the Trustee may pay all or part of any benefit to any other person for application on behalf of that person and the receipt of the person to whom the benefit is paid will be a complete discharge to the Trustee for the payment in respect of the person. The Trustee will not be bound or concerned to see to the application of the benefit so paid.

9.7    BENEFIT PAYMENT RESTRICTIONS

       Benefits payable to or in respect of a Member may only be paid to the Member in cash to the extent permitted by Relevant Law.

9.8    PRESERVED BENEFITS

       Any benefits which have become payable to a Member but which are unable to be paid to the Member in cash may, at the discretion of the Trustee, be dealt with in accordance with clause 5.1, clause 9.11 or clause 9.15 or retained in the Fund.

9.9    RETENTION OF BENEFIT IN THE FUND

       At the request of a Member or any other person who becomes entitled to be paid a benefit from the Fund, the Trustee may at its absolute discretion but subject to the requirements of Relevant Law, retain all or part of the benefit in the Fund until:

       (a) the former Member or person entitled requests that it be paid to him;

       (b)  the Member dies; or

       (c) the Trustee elects for whatever reason to pay the benefit to the former Member or the person entitled thereto,

       whichever first occurs.

9.10   INTEREST ON BENEFITS

       If any benefit is retained in the Fund, the Trustee may in its absolute discretion increase the benefit by an amount of interest calculated at the Fund Earning Rate in respect of the period from the date on which the benefit became payable until the date on which the benefit is paid.

9.11   ROLL OVER PAYMENTS

       Where a Member or former Member wishes to effect a Roll Over Payment in respect of all or any part of any benefit payable from the Fund he or she must make a request to the Trustee in writing nominating the institution to which the payment is to be made and the amount to be applied as the Roll Over Payment. The Member or former Member must in addition complete and execute such documents as are required to enable the Roll Over Payment to be effected and for it to be recorded by the Commissioner, but in circumstances provided for in Relevant Law or otherwise acceptable to the Commissioner the Trustee may effect a Roll Over Payment in relation to a Member's benefit without the consent of the Member or former Member.

9.12   TRANSFER OF POLICY

       Where a Member or any other person is entitled to be paid or the Trustee in its discretion determines to pay a benefit and where the Trustee holds a Policy of any kind in respect of the Member, the Trustee may in its absolute discretion and in lieu of surrendering the Policy assign it to the Member or other person or to such one or more of them to the exclusion of the other or others as the Trustee in its discretion may determine. The value of the Policy as at the date of assignment will be deducted from the benefit payable to the Member or other person. Neither the Trustee nor the Principal Employer will be liable to pay any premiums becoming due and owing under the said Policy as from the date of the assignment.

9.13   TRANSFER OF INVESTMENTS

       The Trustee may with the consent of a Member or any other person to whom a benefit is payable and to the extent permitted by Relevant Law transfer investments of the Fund of equivalent value to that Member or other person in lieu of paying the whole or part of the amount otherwise payable.

9.14   NO BENEFICIAL INTEREST

       Notwithstanding any provision of this Deed, no Member or any other person entitled to be paid a benefit from the Fund will have or acquire any beneficial or other interest in a specific asset of the Fund or the assets of the Fund as a whole while such asset or assets remain subject to the provisions of this Deed.

9.15   UNCLAIMED OR UNPAID BENEFITS

       The Trustee may deal with any unclaimed money or any benefits which have not been paid to a Member within 90 days (or any other period described by Relevant Law) of the benefit becoming payable in the manner specified in Relevant Law.

10.    ASSIGNMENTS, CHARGES AND MONEYS OWING TO THE FUND OR TO THE EMPLOYER

10.1   ASSIGNMENTS AND CHARGES

       The Trustee must not recognise, or in any way encourage or sanction, the assignment of or a charge over the whole or any part of a Member's benefit or his or her interest in it, or a charge over the whole or any part of the Fund, except to the extent that in any case it is permitted by Relevant Law.

10.2   DEDUCTION FROM BENEFIT

       Subject to the requirements of Relevant Law, the Trustee may deduct from any part of a Member's benefit and either itself retain or if appropriate pay to the Principal Employer any money owing by the Member to the Trustee or, if the Trustee is satisfied that the Employer's claim is valid, to the Employer, and pay any balance to the Member or other person to whom the benefit would but for this clause have been payable.

11.    FORFEITURE OF BENEFITS

11.1   CONDITIONS OF FORFEITURE

       Subject to the requirements of Relevant Law, any Member, former Member or after the Member's death, any of the Member's Dependants or the Member's legal personal representative:

       (a)  who assigns or charges or attempts to assign or charge any benefit;

       (b) whose benefits whether by his or her own act operation of law an order of any Court or otherwise become payable to or vested in any other person, company, government or other public authority;

       (c)  who becomes bankrupt or insolvent; or

       (d) who in the opinion of the Trustee is mentally ill or of unsound mind or is incapable of managing his or her affairs;

       will, to the extent permitted under Relevant Law and at law generally:

       (e) if paragraph (c) applies to a Member, forfeit entitlement to that portion of the benefit which exceeds the Member's pension reasonable benefit limit for the purpose of the Act;

       (f) otherwise, forfeit entitlement to all of his or her benefits and in the case of a Member he or she will cease to be a Member.

11.2   APPLICATION OF CERTAIN FORFEITED BENEFITS

       Subject to the requirements of Relevant Law, the Trustee may pay or apply the whole or any part of any benefits which have been forfeited to or for the benefit of the former Member or his or her Dependants or any one or more of them in such proportions between them and on such terms as the Trustee may from time to time in its absolute discretion determine or, if the Member has died, the benefits may be applied in accordance with clause 9.5.

11.3   APPLICATION OF REMAINING FORFEITED BENEFITS

       Any forfeited benefits not dealt with in accordance with clause 11.2 will be forfeited to the Fund.

12.    THE TRUSTEE

12.1   TRUSTEE MUST BE A CONSTITUTIONAL CORPORATION

       There will only be one Trustee and the Trustee must be a constitutional corporation.

12.2   RETIREMENT OF TRUSTEE

       The Trustee:

       (a) must immediately retire by written notice to the Principal Employer if the Trustee becomes a disqualified person for the purposes of Relevant Law; and

       (b) may, at any time, retire by giving 60 days' (or such shorter period to which the Principal Employer may agree) written notice to the Principal Employer;

       and in either case, the Principal Employer must, by deed, appoint another constitutional corporation to act as Trustee in its place.

12.3   CONSTITUTION

       The Trustee must at all times ensure that its Constitution is consistent with any applicable requirements of Relevant Law.

12.4   CONTINUITY OF OFFICE

       A Trustee will, on ceasing to be a Trustee, do everything necessary to vest the Fund in the new Trustee and deliver all records and other books to the new Trustee.

12.5   OFFICE OF TRUSTEE

       The office of Trustee must be filled at all times and if a vacancy occurs a new Trustee must be appointed as soon as is reasonably practicable but in any event within 60 days of that vacancy occurring. If for any reason there is at any time no Trustee of the Fund, the Principal Employer will undertake the duties of the Trustee to the extent that it is necessary until the appointment of a new Trustee.

13.    TRUSTEE'S POWERS AND MANAGEMENT

13.1   TRUSTEE'S GENERAL POWERS

       The Trustee will have power:

       (a) to manage administer and deal with the Fund and all proceedings matters and things connected with the Fund; and

       (b) to enter into and execute all contracts deeds and documents and to do all such matters and things as it considers expedient for the purpose of carrying out the trusts authorities powers and discretions conferred upon the Trustee by this Deed with power, subject to the other provisions of this Deed, to give such undertakings and incur all such obligations relating to the Fund as the Trustee thinks fit;

       and such further powers as may be necessary ancillary or incidental to this Deed.

13.2   ADDITIONAL SPECIFIC POWERS

       In addition to the powers which it has by law and which are otherwise granted to it by this Deed the Trustee will have the following powers:

       (a) to settle compromise or submit to arbitration any claim matter or thing relating to this Deed or the Fund or to the rights of Members former Members or any other persons claiming to be entitled to be paid a benefit pursuant to this Deed;

       (b) to commence carry on or defend proceedings relating to the Fund or to the rights of Members former Members or other persons claiming to be entitled to be paid a benefit from the Fund;

       (c) subject to any restrictions contained in Relevant Law, to borrow money and to secure the repayment of that money in any manner and upon any terms with or without security which the Trustee may consider advisable;

       (d) to insure or reinsure any risks contingencies or liabilities of the Fund;

       (e) to underwrite, sub-underwrite or otherwise assume liability for any risk contingency or liability under any superannuation arrangement conducted by the Principal Employer in connection with any transfer of Employees to the Fund;

       (f) to retain the services of and to appoint professional or other advisers or agents in relation to the management administration or investment of the Fund and to pay out of the Fund all expenses of and incidental to the management and administration of the Fund including the fees of any advisers or agents and the remuneration of persons appointed pursuant to this Deed and to revoke any such appointment; and

       (g) to indemnify or undertake to indemnify any person company government or institution in respect of any claim matter or thing relating to the Fund or to the rights of Members, former Members or other persons entitled in respect of the Fund.

13.3   TRUSTEE DISCRETION

       In the exercise of the authorities powers and discretions vested in it pursuant to this Deed, the Trustee will have an absolute and unfettered discretion and may from time to time exercise or enforce all or any of such powers authorities and discretions and will have power generally to do all such things as the Trustee in its absolute discretion considers appropriate in the administration of the Fund and the performance of its obligations under this Deed.

13.4   TRUSTEE MAY ACT ON ADVICE

       The Trustee may act on the advice or opinion of any accountant actuary barrister solicitor medical practitioner professional adviser or expert whether or not such advice has been obtained by the Trustee.

13.5   INDEMNITY OF TRUSTEE AND DIRECTORS

       The Trustee and each of its directors will be indemnified out of the Fund against all liabilities, losses, costs and expenses (excluding any liability for a monetary penalty under a civil penalty order imposed under the SIS Act) incurred in the exercise or purported exercise or attempted exercise of the trusts powers authorities and discretions vested in the Trustee under this Deed or at law and will have a lien on and may use the moneys forming part of the Fund for the purposes of this indemnity and generally for the payment of all legal and other costs charges and expenses of administering or winding up the Fund and otherwise of performing their duties under this Deed. This indemnity will extend to any payments made to any person whom the Trustee bona fide believes to be entitled to it although it may subsequently be found that the person was not in fact so entitled, but will not be available to any person if the person failed to act honestly or intentionally or recklessly failed to exercise the degree of care and diligence that the person was required to exercise. In this clause, the word "Trustee" includes any former Trustee.

13.6   DELEGATION BY TRUSTEE

       The Trustee may delegate to any one or more persons firms or companies on such terms as the Trustee may think fit any of the authorities powers and discretions conferred upon the Trustee. Without limiting the generality of the foregoing the Trustee may appoint from time to time such one or more persons firms or companies as the Trustee may think fit to act either as custodian or investment manager or both subject to such conditions as the Trustee may from time to time determine and may delegate to and confer upon such a custodian or investment manager such authorities power or discretions, including the Trustee's power of delegation, as the Trustee may think fit. The Trustee will have power to pay out of the Fund to any such custodian investment manager or other delegate such remuneration for its services as the Trustee considers proper and to remove from time to time any such custodian or investment manager.

13.7   TRUSTEE REMUNERATION

       The Trustee will not receive any salary or remuneration from the Fund in respect of its services as Trustee unless otherwise agreed in writing between the Principal Employer and the Trustee, but nothing in this Deed will preclude any firm corporation or partnership of which the Trustee or any of its directors is a partner director shareholder related body corporate (as defined in the Corporations Law) or employee from being paid out of the Fund any proper fees or remuneration for professional or other services rendered by such firm, corporation or partnership in connection with the Fund.

13.8   CONFIDENTIALITY OF INFORMATION

       The Trustee and the Principal Employer will regard as strictly confidential so far as practicable all information disclosed to or gained by it in the course of administering the Fund or otherwise in connection with this Deed or anything relating or incidental to it.

13.9   LIABILITY OF TRUSTEE

       The Trustee will not be liable for any loss or breach of trust whatsoever other than:

       (a) loss attributable to the Trustee, in relation to a matter affecting the Fund, failing to act honestly or intentionally or recklessly failing to exercise the degree of care and diligence that the Trustee was required to exercise; or

       (b) liability for a monetary penalty under a civil penalty order made against the Trustee under the SIS Act.

13.10  LIABILITY OF DIRECTORS OF TRUSTEE

       A director of the Trustee will not be liable for any loss or breach of trust whatsoever other than:

       (a) loss attributable to the director, in relation to a matter affecting the Fund, failing to act honestly or intentionally or recklessly failing to exercise the degree of care and diligence that the director was required to exercise; or

       (b) liability for a monetary penalty under a civil penalty order made against the director under the SIS Act.

13.11  INQUIRIES AND COMPLAINTS

       The Trustee may, and to the extent required pursuant to Relevant Law, must, establish arrangements under which:

       (a) Members and other beneficiaries have the right to make inquiries into, or complaints about, the operation or management of the Fund in relation to the Member or beneficiary making the inquiry or complaint; and

       (b) those inquiries or complaints will be properly considered and dealt with within 90 days or such other period as may be prescribed by Relevant Law after they are made.

14.    INVESTMENTS

14.1   AUTHORISED INVESTMENTS

       Subject to:

       (a) the restrictions imposed by Relevant Law on investing in in-house assets;

       (b) any prohibition on acquiring certain kinds of assets from Members or relatives of Members which is prescribed by Relevant Law;

       (c) any prohibition prescribed under Relevant Law against lending money or giving financial assistance to, Members or relatives of Members;

       (d)  any other restrictions imposed by Relevant Law;

       so much of the moneys forming part of the Fund from time to time as is not required immediately for the payment of benefits or other amounts authorised by this Deed may be invested by the Trustee in any investment whatsoever which the Trustee considers appropriate, including, but without in any way being limited to, the following investments:

            (i) any investment for the time being authorised by the laws of the

                  Commonwealth of Australia or any State or Territory thereof for the investment of trust funds;

            (ii) any mortgage on freehold property situated in Australia or elsewhere even though the amount of the loan may exceed two-thirds of the value of the property and whether or not a report or valuation has been obtained on the value of the property;

            (iii) on deposit with  or on loan  to any  bank building  society or other financial institution;

            (iv) on deposit with or on loan to the Principal Employer or any other person or organisation whatsoever with or without security and at such rate of interest and upon such terms as the Trustee may deem reasonable notwithstanding that the Trustee may have a direct or indirect interest in the borrowing or may benefit directly or indirectly therefrom;

            (v) the purchase or acquisition in any way of shares or stock of any class or description or of any type of bond mortgage debenture note option or other like security in or of the Principal Employer or any other company or trust fund, society, unincorporated association or other entity in any part of the world whether or not carrying on business in Australia and whether the shares or stock be fully or partly paid up and whether secured or unsecured, registered or unregistered;

            (vi)  any  Policy  or  Annuity  whether  by  proposal   purchase  or
                  otherwise and any choses in action interest for life or any lesser term or in reversion or howsoever arising;

            (vii) the purchase  or  acquisition  of  any  interest  in  real  or personal property and the improvement or extension thereof;

            (viii) the purchase or acquisition  of or subscription  for any unit or sub-unit in any unit trust established or situated anywhere in the world whether individually or jointly and whether such units or sub-units are fully paid up or whether their issue involves any contingent or reserve liability;

            (ix) the discounting of loans mortgages contracts hire purchase agreements or leases; and

            (x)   bills  of  exchange,  promissory notes   or  other  negotiable
                  instruments.

14.2   POWER TO SELL AND VARY INVESTMENTS

       The Trustee will have power as it sees fit to sell any investments and to vary and transpose any investments into other investments authorised by this Deed.

14.3   INVESTMENT REQUESTS

       The Trustee may from time to time, with the consent of the Principal Employer, allow a Member to make a request of the Trustee in relation to the investment of a portion of the Fund's assets representing the Member's Voluntary Contribution Account on the basis that the Trustee may comply with any such an investment request, but will not be obliged to do so. When an investment is made pursuant to any request made by a Member in accordance with this clause:

       (a) the Trustee must note in the Fund's records that the investment was made in accordance with a Member's investment request and the name of the Member;

       (b) any income or gains or losses of a revenue or capital nature arising from the investment will be credited or, in the case of a loss, debited, to the relevant Member's Voluntary Contribution Account and such amounts will be excluded from the calculation of Investment Income pursuant to clause 15.2;

       (c) any costs, charges or expenses incurred or arising from the investment and any Taxation which is or may become payable in respect of the investment will be debited to the Member's Voluntary Contribution Account and any such amounts will be excluded from the calculation of Investment Income pursuant to clause 15.2.

15.    INVESTMENT INCOME AND ACTUARIAL VALUATION

15.1   INVESTMENT STRATEGIES

       The Trustee may, if it considers it reasonable and equitable to do so, segregate the Fund into two or more separate parts for investment purposes, with:

       (a) each part or parts being notionally attributed to one or more Categories of Membership;

       (b) each part having an investment strategy which is, or may be, separate and distinct from the investment strategy or strategies for the other part or parts of the Fund.

15.2   INVESTMENT INCOME

       At each Review Date or such other date which the Trustee considers appropriate, the Trustee must value all of the assets of the Fund at the Review Date and determine:

       (a) the Investment Income of the Fund in respect of the period since the previous Review Date which will comprise all net income and net capital gains whether realised or unrealised after deducting any capital losses and such allowance for expenses and taxation as the Trustee considers appropriate; and

       (b) the Fund Earning Rate to be credited (or debited) to a Member's Contribution

            Accounts (if any) in accordance with clause 15.3;

       (c) the Fund Earning Rate to be credited (or debited) in respect of each separate part of the Fund, if it has been segregated in accordance with clause 15.1.

15.3   CREDITING ACCOUNTS

       The Trustee will as soon as reasonably practicable after the Review Date credit (if the Fund Earning Rate is positive) or debit (if the Fund Earning Rate is negative) a Member's Voluntary Contribution Account (if any) with interest, at the Fund Earning Rate, on such basis as the Trustee considers equitable having regard to the balances of that account during the period since the last Review Date, the value of the Fund and the requirements of Relevant Law.

15.4   INTERIM FUND EARNING RATE

       Subject to Relevant Law, the Trustee may, from time to time, determine an interim Fund Earning Rate which will be used when determining the interest to be credited (or debited) to any account for the purpose of calculating benefits.

15.5   ACTUARIAL REPORT AND VALUATION

       The Trustee must appoint an actuary to the Fund. At intervals not exceeding 3 years (or such shorter period as may be required by Relevant
       Law) the Trustee must arrange for the Actuary to make an investigation and valuation of the Fund and to report on the contributions which are required to be made under clause 4.2(a), and the Trustee will supply such information as may reasonably be required by the Actuary for that purpose. The Trustee must arrange for the Actuary to furnish a written report no later than 12 months after the date of such investigation and valuation and a copy thereof shall be furnished by the Trustee to the Principal Employer.

15.6   ACTUARIAL CERTIFICATE

       The report referred to in clause 15.5 must contain a certificate in accordance with the provisions of Relevant Law.

16.    COSTS AND EXPENSES AND TAXATION

16.1   COSTS AND EXPENSES

       Except as otherwise expressly provided in this Deed:

       (a) all costs charges and expenses incurred in connection with the preparation establishment maintenance administration operation or winding up of the Fund will be borne by the Fund and paid by the Trustee and the Trustee may debit a Member's Voluntary Contribution Account and the Investment Income of the Fund in such manner as it considers equitable and appropriate to reflect the payment of or the making of any provision for any such costs charges and expenses; and

       (b) the Trustee will indemnify the Principal Employer in respect of any costs charges or expenses which are properly incurred by the Principal Employer.

       The Trustee may, however, accept contributions in respect of such costs charges or expenses from the Principal Employer or may arrange with the Principal Employer for such costs charges or expenses to be paid and borne by the Principal Employer in such manner and in such proportions as the Principal Employer may determine.

16.2   TAXATION

       The Trustee may make provision in such manner as it considers appropriate to allow for any anticipated or future liability for Taxation in respect of the Fund and will have power to pay any Taxation in respect of the Fund out of the Fund. The Trustee may debit a Member's Voluntary Contribution Account and the Investment Income of the Fund in such manner as it considers appropriate to reflect the payment of or the making of any provision for any such Taxation. The Trustee will not be liable to account to any Member or any other person for any payments made by the Trustee in good faith to any duly empowered fiscal authority of the Commonwealth of Australia or any State or Territory of it or any other country or part of a country for Taxation or any other charges upon the Fund or for or on account of the retention of any moneys or assets in the Fund to meet any prospective liability on the part of the Trustee in relation to the Fund to such fiscal authority, notwithstanding that any such payment or provision need not have been made.

17.    FUND RECORDS

17.1   ISSUE OF RECEIPTS

       A receipt given on behalf of the Fund by the Trustee or by any other person who may from time to time be authorised by the Trustee in writing to receive any moneys of the Fund will be a sufficient discharge to the person by whom the moneys are paid.

17.2   RECORDS AND ACCOUNTS TO BE KEPT

       The Trustee must:

       (a) keep account of all moneys received for and disbursed from the Fund and of all dealings in connection therewith;

       (b) collect and pay promptly into a bank or other account of the Fund all moneys from time to time due to the Fund;

       (c) keep appropriate records books and accounts having regard to the requirements of Relevant Law and make suitable arrangements for custody of documents relating to the investments of the Fund; and

       (d)  prepare  accounts  and   statements  in  relation  to  the  Fund  in
            accordance with Relevant Law.

17.3   AUDIT

       The Trustee must cause the accounts and statements referred to in clause 17.2(d) to be audited by the Auditor at such time or times as required by Relevant Law and the Auditor must give to the Trustee a report in respect of each such audit. If the Auditor is satisfied that the annual return prepared for the Fund for that particular year of income is true and fair he will sign an audit certificate in the prescribed form for lodgement with the Commissioner.

17.4   AVAILABILITY OF DEED

       A copy of this Deed must be made available for inspection by any Member on the request of that Member.

17.5   INFORMATION FOR TRUSTEE

       The Principal Employer will as and when requested by the Trustee, give to the Trustee all information in its power or possession which may, in the opinion of the Trustee, be necessary or expedient for the management and administration of the Fund. The Trustee may act upon any information given to it by the Principal Employer pursuant to this Deed.

17.6   DISCLOSURE AND REPORTING REQUIREMENTS

       The Trustee must provide to Members, former Members, the Principal Employer, the Commissioner and any other persons who ask the Trustee to provide them with information about the Fund such information in relation to the conduct of the Fund and benefits payable from the Fund in such form as required by Relevant Law.

18.    APPOINTMENT OF AUDITOR

       The Trustee must appoint an Auditor on such conditions as the Trustee determines and who is both appropriately qualified and independent according to the criteria specified by Relevant Law. The Auditor may be a person or a firm.

19.    COMPULSORY OR GOVERNMENT SUPERANNUATION

19.1   COMPULSORY SUPERANNUATION

       Where at any time an obligation is imposed upon the Principal Employer to make compulsory contributions to a superannuation fund other than this Fund providing retirement death or disablement benefits in respect of Members of the Fund, the Trustee may, as appropriate and taking into account the advice of the Actuary, either immediately agree to reduce the Principal Employer's contributions to the Fund by the amount of the compulsory contribution being made to the other fund in respect of those Members who are members of the other fund, or vary the benefits payable under the Rules to take into account the benefits which would be received from the other fund.

19.2   GOVERNMENT BENEFIT SCHEME

       Where a scheme having government support or recognition whether in the Commonwealth of Australia or any State or Territory of it or any other place with which the activities of the Principal Employer are or may for the time being be concerned ("GOVERNMENT SCHEME") provides or will provide Members or their Dependants with benefits which in the sole opinion of the Trustee are of a similar nature to any benefit provided under this Deed, the Trustee with the consent of the Principal Employer may alter or vary in any way whatsoever the provisions of this Deed which in the sole discretion of the Trustee corresponds to the provisions of the Government Scheme.

20.    TERMINATION OF THE FUND

20.1   TERMINATION

       If:

       (a) the Principal Employer decides for any reason to terminate the Fund and gives one month's written notice to the Trustee of its intention to do so; or

       (b) all of the Employers terminate their contributions to the Fund pursuant to clause 4.7,

       then:

       (c) the Fund will be closed to new entrants from a date being the expiration of the one month's notice or the effective date of termination of contributions as the case may be ("CLOSURE DATE");

       (d) no further contributions by and in respect of the Members will be accepted after the Closure Date, but payments due on or before the Closure Date will not be affected;

       (e) the Trustee must cause a valuation to be made of the assets of the Fund (after the payment of all expenses incurred as a result of winding up the Fund);

       (f) the Trustee must, after considering the advice of the Actuary, allocate to Members such part or whole of the value of the Fund as ascertained by the valuation in such shares and proportions and in such manner as the Trustee considers to be fair and equitable;

       (g) the Trustee must then allocate any surplus amount remaining the Fund to any Member, or to any one or more of the Dependants or legal personal representatives of any deceased Member, in such shares and proportions as the Trustee in its absolute discretion determines;

       (h) the amounts so allocated under paragraphs (f) and (g) will be held in trust and invested by the Trustee as authorised by this Deed, but any amount allocated to a Dependant or the legal personal representatives of a deceased Member may be paid immediately; and

       (i) the amount so allocated to a Member, plus any accretion and minus any diminution, will subject to the other provisions of this Deed and the Rules be dealt with in the same manner as a benefit in respect of the Member which would otherwise (but for the operation of this clause 20.1) have become payable under the Rules.

20.2   TRUSTEE'S ARRANGEMENTS AND DECISION

       (a) Any amounts paid to any person under clause 20.1 will be in such form and will be provided by such arrangements as the Trustee determines.

       (b) Payments under clause 20.1 will constitute the final resolution of any claim to rights or benefits under this Deed and will be a complete discharge by the Trustee of its obligations under this Deed.

       (c) All decision of the Trustee under clause 20.1 and this clause 20.2 will be final and binding on all parties.

21.    AMENDMENTS

21.1   AMENDMENTS TO THE TRUST DEED

       The provisions of this Deed including this clause may be amended with immediate, prospective or, to such extent as the law allows, retrospective effect from time to time by the Trustee, with the written consent of the Principal Employer, by deed executed by the Trustee, but no amendment ("AMENDMENT") may be made:

       (a)  which is not permitted by Relevant Law; or

       (b) which will impose any increase in liability on any Employer or any Member to contribute to the Fund without the Employer's or Member's consent;

       (c) which would in the opinion of the Trustee be to the detriment of the Members or their Dependants generally;

       (d) which would result in any retrospective reduction of any Member's accrued benefits or of retirement benefits in respect of past membership without the prior written consent of the Commissioner or without the consent of all of the Members of the Fund.

21.2   NOTICE TO MEMBERS

       The Trustee must promptly give the Members written notice of any such Amendment if required pursuant to Relevant Law to do so.

22.    RELATIONSHIP BETWEEN EMPLOYER AND EMPLOYEE

22.1   EMPLOYER'S POWERS NOT PREJUDICED

       Nothing in this Deed will affect the powers of the Employer with regard to the remuneration, terms of employment or dismissal of an Employee or any other dealings between the Employer and Employee. The existence or cessation of any actual or prospective or possible benefit under the Fund will not be grounds for claiming or increasing damages in any action brought against the Employer in respect of any termination of employment or otherwise.

22.2   WORK-RELATED CLAIMS

       Nothing in this Deed will in any way affect the right of a Member or his or her personal representative to claim damages or compensation under common law or under any workers' compensation legislation or any other statute in force governing compensation to a Member injured or killed by an accident arising out of or in the course of his or her employment with the Employer.

23.    PROPER LAW

       This Deed will be governed and construed and will take effect in accordance with the laws of South Australia. The Principal Employer, the Trustee, Members and former Members and their Dependants and Legal Personal Representatives must accept the jurisdiction of the Courts of that State. Section 35b of the Trustee Act 1936 of South Australia has no application to this Deed.

24.    RELEVANT LAW

       Notwithstanding any other provision of this Deed and in addition to the powers and discretions conferred upon the Trustee by this Deed, the Trustee will be empowered but not, except as provided in this Deed, required to do or procure to be done or refrain from doing such acts matters and things as in the opinion of the Trustee may be necessary or desirable:

       (a) to enable the Fund to become, and continue to be, a regulated superannuation fund; and

       (b) to comply with or satisfy any provision or requirement of Relevant Law or of the Commissioner.

                                 FIRST SCHEDULE


1.     LEAVING SERVICE BENEFIT - CATEGORIES 1, 2, 3, 4, AND 7 MEMBERS

1.1 Subject to rule 1.2 and rule 1.3, if a Member, other than a Category 5 or Category 6 Member, leaves Service on or before that Member's Normal Retirement Date, the Trustee must pay to that Member a benefit equal to the sum of:

       (a) 20% of the Member's Final Average Salary multiplied by his or her period of Membership as a Category 1 Member; and

       (b) 17.5% of the Member's Final Average Salary multiplied by his or her period of Membership as a Category 2 Member; and

       (c) 15% of the Member's Final Average Salary multiplied by his or her period of Membership as a Category 3 Member; and

       (d) 12.5% of the Member's Final Average Salary multiplied by his or her period of Membership as a Category 4 Member; and

       (e) 10% of the Member's Final Average Salary multiplied by his or her period of Membership as a Category 7 Member; and

       (f) an amount determined by multiplying the Member's Final Average Salary by his or her Accrued Benefit Multiple (if any).

       For the purposes of this rule 1.1, a Member's period of Membership in any category will be measured in years and any fraction of a year which is a complete month.

1.2 If a Member, other than a Category 5 or Category 6 Member, leaves Service before attaining age 55 (other than in circumstances in which a benefit would be payable under rule 4), the benefits which would otherwise be payable in accordance with rule 1.1 will be reduced by 1% (on a simple basis) for each whole year by which the Member's age as at the date of leaving Service is less than age 55, but such reduction will not in any event exceed 20%.

1.3 When a Category 1 Member leaves Service, the benefit which he or she will receive pursuant to rule 1.1, reduced if appropriate by rule 1.2, will not exceed seven times his or her Final Average Salary multiplied, if the Member has left Service before his or her Normal Retirement Date, by:

                                    FM
                                    ---
                                    PFM
       where:       FM   means the period of the Member's actual Membership; and

                    PFM means the period of Membership which the Member would have had had he or she remained a Member until his or her Normal Retirement Date.

2.     LEAVING SERVICE BENEFITS - CATEGORY 5 MEMBERS

2.1    If a Category 5 Member leaves Service:

       (a)  on that Member's Normal Retirement Date; or

       (b)  after attaining age 60; or

       (c) after attaining age 55 and obtaining the Employer's consent to early retirement,

       the Trustee must pay to that Member a benefit equal to 7.5% of the Member's Final Average Salary multiplied by his or her period of Service.

       For the purposes of this rule 2, a Member's period of Service will be measured in years and any fraction of a year which is a complete month, and will include Service both with an Employer and also with either or both of Berri Renmano Ltd and Thomas Hardy & Sons Pty Ltd.

2.2 If a Category 5 Member leaves Service in circumstances that do not entitle that Member to a benefit under either rule 2.1 or rule 4, then that Member will be entitled to receive a lump sum benefit in accordance with the following provisions:

       (a) If the Member left Service as a result his or her illness or injury (proof of which is provided to the reasonable satisfaction of the Trustee) or, in the reasonable opinion of the Trustee, on account of retrenchment of staff by the Employer, the Trustee must pay to that Member a benefit equal to the greater of:

            (i) twice the amount then standing to the credit of the Member's Compulsory Member Contribution Account; and

            (ii) 7.5% of the Member's Final Average Salary multiplied by his or her period of Service, reduced by 3% (on a simple basis) for each whole year (and proportionately for each complete month in any fractions of a year) by which the Member's age as at the date of leaving Service is less than age 55, but such reduction will not in any event exceed 20%.

       (b) Otherwise, the Trustee must pay to that Member a benefit calculated pursuant to the following formula:

                                    CMCA  X  VF
       where:    CMCA    is the amount then standing to the credit of his or her
                         Compulsory Member Contribution Account; and

                 VF is the Member's vesting factor determined by reference to the following table and having regard to the
                         Member's complete years of Membership as at the relevant date:

               COMPLETE YEARS OF MEMBERSHIP         VESTING FACTOR

                        less than 1                       100%
                            1                             110%
                            2                             120%
                            3                             130%
                            4                             140%
                            5                             150%
                            6                             160%
                            7                             170%
                            8                             180%
                            9                             190%
                        10 or more                        200%

       (c) Notwithstanding rule 2.2(b) above, a Category 5 Member's benefit under that sub-rule will not be greater than 7.5% of the Member's Final Average Salary multiplied by his or her period of Service, reduced by 3% (on a simple basis) for each whole year (and proportionately for each complete month in any fractions of a year) by which the Member's age as at the date of leaving Service is less than age 55, but such reduction will not in any event exceed 20%.

2.3 Notwithstanding rule 2.1 and rule 2.2, a Category 5 Member's benefit under this rule 2 will not be less than the sum of the amount then standing to the credit of the Member's Compulsory Member Contribution Account and the amount then standing to the credit of the Member's Compulsory Employer Contribution Account.

3.     LATE RETIREMENT - CATEGORIES 1, 2, 3, 4, 5 AND 7 MEMBERS

       If a Member, other than a Category 6 Member, remains in Service after that Member's Normal Retirement Date:

       (a) as at that Member's Normal Retirement Date, the Trustee must credit to that Member's Voluntary Contribution Account the amount which that Member would have received under either rule 1.1 or rule 2.1 had he or she left Service on his or her Normal Retirement Date; and

       (b) when the Member subsequently leaves Service the Member will only be entitled to receive a benefit in accordance with rule 6.

4.     DEATH OR DISABLEMENT - CATEGORIES 1, 2, 3, 4, 5 AND 7 MEMBERS

4.1 If a Member, other than a Category 6 Member, dies or becomes Totally and Permanently Disabled while in Service before attaining his or her Normal Retirement Date, the Trustee must, subject to rule 4.2, pay a lump sum from the Fund which is equal to the amount which would have been payable by the Trustee to that Member at his or her Normal Retirement Date under rule 1 or rule 2, which amount will be determined assuming that:

       (a) the Member would have continued in Service until his or her Normal Retirement Date;

       (b) the Member's Annual Salary at the date of death or disablement would have remained unaltered until his or her Normal Retirement Date; and

       (c) the Member's category of Membership at the date of death or disablement would have remained unaltered until his or her Normal Retirement Date.

4.2 If a Member becomes entitled to a benefit under Rule 4.1, the benefit payable will be adjusted in such manner as the Trustee considers equitable having regard to the amount of the insurance granted by the relevant Insurer under the Policy and the conditions relating to it.

5.     LEAVING SERVICE BENEFIT - CATEGORY 6 MEMBERS

5.1 If a Category 6 Member leaves Service in any circumstances, he or she is entitled to a lump sum benefit which is equal to the amount (if any) standing to the credit of the Member's Voluntary Contribution Account.

5.2 If a Category 6 Member dies or becomes Totally and Permanently Disabled while in Service before attaining his or her Normal Retirement Date, the Trustee must, in addition to the benefit payable under rule 5.1, pay to the Member or to his or her personal representatives an additional amount which is equal to the amount (if any) which the Trustee receives under a Policy in relation to the Member's death or Total and Permanent
       Disablement (except to the extent that any such amount is already reflected in the amount standing to the credit of the Member's Voluntary Contribution Account).

6.     ADDITIONAL BENEFIT - CATEGORIES 1, 2, 3, 4, 5 AND 7 MEMBERS

6.1 Regardless of the circumstance in which a Member, other than a Category 6 Member, leaves Service, in addition to the benefit to which the Member is entitled under these rules, the Trustee must, subject to rule 6.2, pay an additional lump sum benefit which is equal to the amount (if any) standing to the credit of the Member's Voluntary Contribution Account.

6.2 No benefit will be payable under rule 6.1 simply because a Member becomes entitled to a benefit under rule 7.

7.     TEMPORARY DISABLEMENT - CATEGORIES 1, 2, 3, 4, 5 AND 7 MEMBERS

7.1 Subject to rule 7.2 and rule 7.4, if a Member, other than a Category 6 Member, becomes Temporarily Totally Disabled while in the Service before his or her Normal Retirement Date, the Trustee must pay to that Member an annual income equal to 75% of the Member's Salary.

7.2 If a Member who would otherwise be entitled to receive a benefit under rule 7.1 is also receiving any one or more of:

       (a)  a  benefit under any  statutory provision for workers' compensation;

       (b)  any sick leave payments from his or her Employer; or

       (c)  any   other  similar  compensation  in  relation   to   his  or  her
            disablement,

       the annual income payable under rule 7.1 must be reduced by an amount equal to the annual equivalent of the workers' compensation so payable or by an amount equal to the other payment or compensation so payable.

7.3 Any annual income payable under this rule 7 will be paid by equal monthly instalments in arrears, commencing on the first day of the month immediately following the expiration of the 3 month period after the day on which the Member becomes so disabled. The last monthly instalment will be paid on the first day of the earliest month during which one of the following events occurs:

       (a)  the Member returns to active Service;

       (b)  the Member takes up employment with another employer;

       (c)  the Member ceases to be Temporarily Totally Disabled;

       (d)  the Member ceases to be in Service;

       (e)  the Member dies;

       (f)  the Member reaches his or her Normal Retirement Date; or

       (g) the Member receives his or her 24th monthly instalment under this rule

7.4 Any benefit payable under this rule 7 in relation to the Member's Temporary Disablement is to be wholly funded by the proceeds of a Policy providing benefits in respect of disablement in relation to the Members generally. Accordingly:

       (a) notwithstanding rule 7.1, the Trustee will not be required to pay any amount to a Member under that rule which exceeds the amount which the Trustee receives under that Policy in relation to the Member's disability; and

       (b) notwithstanding rule 7.1, if the Trustee is unable to cover a Member under that Policy, that Member will not receive a benefit under that rule.

8.     MINIMUM BENEFIT

       Despite anything to the contrary in these Rules, when a Member leaves Service in any circumstances, the minimum benefit which must be provided to or in respect of that Member will be the "minimum requisite benefit" as specified in the Benefit Certificate which:

       (a)  relates to the Fund;

       (b) is or has been prepared for the Fund by the Actuary in accordance with the requirements of the SG Act; and

       (c)  is current at the time that the Member leaves Service.

9.     AUGMENTATION

       Subject to the requirements of Relevant Law, the Trustee may with the approval of the Principal Employer and an Actuary augment from the Fund at any time and from time to time the amount of any benefit payable to or in respect of a Member, as long as the Principal Employer contributes to the Fund such additional amount as is determined by an Actuary to be required to provide such augmented benefit.

                                 SECOND SCHEDULE


                            ACCRUED BENEFIT MULTIPLES


ANDERSON    RV   0.529      HAYMAN      DC   1.152        NUGENT          TJ    1.256
ARBON       AJ   0.587      HELLWEGE    PR   0.656        ORCHARD         CS    0.167
BAKER       BT   1.152      HENSEL      PR   1.094        PARENTE         EC    0.987
BALSHAW     TW   0.225      HORVAT      I    1.817        PETERS-LIDDANE  VG    0.094
BARNARD     NN   0.075      HOWARD      L      0.5        PRESLEY         J       0.6
BARR        AA   0.896      HULSHOF     F    0.573        RAMSAY          AP     0.02
BAYLIS      SF   0.569      HUMPHRYS    J    0.802        RANDELL         SJ    1.069
BECKER      TG   2.664      JAMES       TWB  1.567        ROBINSON        DJ    1.363
BECKMAN     TJ   2.297      JENNINGS    RA   0.385        RODWELL         B     0.145
BECKWITH    P    0.102      JONES       AT   2.406        ROSS            FM    0.657
BEENHAM     GR   1.737      KASSEBAUM   PG   0.683        ROWE            RJ    0.657
BESWICK     JA   0.667      KENNAR      AJ   0.927        SCAMBLER        G     0.656
BEUTEL      LS    2.25      KENNEDY     AM   0.787        SCAMMELL        MD    1.217
BOYLES      D    0.982      KENNEDY     SR   1.272        SHARP           RB     1.55
BRADLEY     M     0.75      KNUTSON     GR   1.933        SMALLACOMBE     DR    0.094
BRIDESON    CI   0.229      KOERNER     JF   0.656        SMALLACOMBE     KR    1.677
BRUHN       MM   1.902      KRETSCHMER  MJ   0.469        SMITH           RN    0.656
BURNETT     AJ   0.969      KURTZER     LJ   1.492        SMITH           I     0.656
CALOGHIRIS  M     0.87      LAPSLEY     PJ    0.74        SOMERVILLE      CM    0.145
CICCARELLI  J    0.677      LEMON       AL   0.525        SPARROW         SP    0.115
CLARK       TB    0.85      LINDSAY     JP   0.025        SPARROW         RJ    2.477
COCK        A    0.706      LINDSAY     N    0.145        STANDFIELD      RJ    2.679
COOK        PM   0.467      LOVERING    IC   0.969        STARKIE         BJ    0.979
COOK        RS    0.85      LUCK        A    0.438        STELLA          R     0.927
COOMBS      WF   2.121      MACHIN      SPA   0.24        STEVENS         GR    0.656
DAVIES      SJ   1.875      MACLEAN     HA    0.01        SULLIVAN        LM    1.221
DAWSON      PJ   0.527      MADDOCKS    AP   0.717        THIELE          AJ    0.125
DE MAMIEL   BW   1.579      MAIO        A    0.359        TSACONAS        CG    0.225
DEERING     GL   0.956      MARKHAM     TR   1.158        VAN DER HEIDEN  P     0.698
DEMPSEY     CK    0.85      MARLING     RD   1.682        VOGT            IR    0.417
DOUGLASS    P    0.688      MATTHEWS    HT   0.148        VOIGT           MA    1.896
DUNDAS      W    0.657      MAY         RA   1.682        WARR            RJ    0.021
EDMONDS     TR   1.652      MCARTHUR    TJ   0.156        WASLEY          AK    1.549
FALLER      MA   0.614      MCCALLUM    DR   1.402        WHEATLEY        DJ    0.531
FINNIS      DJ   0.448      MILLAR      SB   0.277        WIGGINS         BK    0.198
FRASER      RA   2.209      MONTAGUE    R    0.708        WILDEN          WR    1.406
GIBBONS     B    1.656      MURPHY      K    0.781        WILSON          DM     0.35
GOLDSPINK   KM   0.083      NEWTON      TC   1.254        WOODS           DC    0.867
GUTHRIDGE   GJ   0.975      NOLAN       JB   0.656        WRIGHT          BA    0.146
HARDY       WD   2.704      NORTHEY     J    1.704        YOUNG           WB    2.216
HARPER      JW   0.675      NOTTAGE     TH   1.425

                          BRL HARDY SUPERANNUATION FUND

                               AMENDING DEED NO. 5

                                     BETWEEN

                                BRL HARDY LIMITED
                                 ACN 008 273 907

                             ("PRINCIPAL EMPLOYER")

                                       AND

                       BRL HARDY SUPERANNUATION PTY. LTD.
                                 ACN 058 898 767

                                   ("TRUSTEE")

1
THIS AMENDING DEED is made on 23 December 1999

BETWEEN: BRL HARDY LIMITED (ACN 008 273 907) of Reynella Road, Reynella, South Australia ("PRINCIPAL EMPLOYER");

AND: BRL HARDY SUPERANNUATION PTY. LTD. (ACN 058 898 767) Reynella Road, Reynella, South Australia ("TRUSTEE").

RECITALS:

A. By a Trust Deed dated 1 July 1982 ("TRUST DEED") there was established a fund now known as the BRL Hardy Superannuation Fund ("FUND").

B. The Trust Deed has been amended by Deeds dated 6 June 1990, 31 March 1993, 8 June 1994 and 7 October 1998 (the Trust Deed as amended being called the "PRINCIPAL DEED").

C.     The Trustee is the present Trustee of the Fund.

D. Clause 21 of the Principal Deed provides that the Trustee , with the written consent of the Principal Employer, may at any time by deed amend the Principal Deed subject to the restrictions contained in that clause.

E. The Principal Employer and the Trustee desire to amend the provisions of the Principal Deed as set out below and are satisfied that these amendments are made in compliance with Clause 21.


OPERATIVE PROVISIONS:

1. The Trustee, with the consent of the Principal Employer, amends the Principal Deed in the following manner:

       (a)  Delete  "Superannuation  Entities  (Taxation)   Act  1987"   in  the
            definition of "Act" in clause 1.1 and substitute "Superannuation (Excluded Funds) Taxation Act 1987".

       (b)  Delete "Insurance and Superannuation Commissioner" in the definition
            of   "Commissioner"  in   clause  1.1  and   substitute  "Australian
            Securities and Investments Commission".

       (c) Insert the following definition immediately before the definition of "Deed" in clause 1.1:

            ""CONTRIBUTION PERCENTAGE" means in relation to:

            (a)  a Sub-category 8C Member - 11.5%; or

            (b)  a Sub-category 8D Member - 9%,

            plus an additional 1% in each case if the Member is also a Transferred Member.".

       (d) Insert the following definitions immediately before the definition of "Insurer" in clause 1.1:

            ""FUTURE SERVICE MULTIPLE" means, in relation to a Category 8 Member, the Member's Insurance Percentage multiplied by the number of years (including any fraction of a year being complete months) from the date of the Member's death or disablement until the date which would have been the Member's Normal Retirement Date.

            "INSURANCE PERCENTAGE" means in relation to:

            (a)  a Sub-category 8A Member - 20%;

            (b)  a Sub-category 8B Member - 17.5%;

            (c)  a Sub-category 8C Member - 15%; or

            (d)  a Sub-category 8D Member - 12.5%.".

       (e) Insert the following definition immediately before the definition of "Trustee" in clause 1.1:

            ""TRANSFERRED MEMBER" means a Member who has transferred to Category 8 in accordance with clause 3.3(d).".

       (f)  Insert the following definition immediately before clause 1.2:

            ""VOLUNTARY INSURED AMOUNT" means, in relation to a Category 8 Member, an amount payable in respect of the Member under a Policy in relation to the Member's death or Total And Permanent Disablement, such amount being subject to agreement between that Member and the Trustee.".

       (g) Insert "in addition to paragraph (d)," at the beginning of clause 3.3(b)(i).

       (h)  Delete clause 3.3(c) and substitute the following clauses:

            "(c)  As from:

                  (i)   1 July 1997, there will be  7 categories of  membership;
                        and

                  (ii) 1 July 1999, there will be 8 categories of membership (further divided into 4 sub-categories of membership); and

                  with the benefits for each category (and sub-category) of member being as set out in the rules.

             (d)  Any Employee who:

                  (i)   is a Member of a Category other than Category 8:

                        (A)  on 30 September 1999; or

                        (B) after 30 September 1999 and the Principal Employer approves of this clause applying to that Member; and

                  (ii) agrees that on becoming a Category 8 Member he or she will relinquish his or her rights and the rights of his or her dependants and legal personal representatives to receive any benefit under his or her existing Category; and

                  (iii) authorises  and requests the  transfer to Category 8  of that part of the assets of the Fund which the Trustee determines to be appropriate in all the circumstances,

                  shall be eligible to become a Category 8 Member and may make written application in such form as the Trustee may require to become a Member from such date as is approved by the Principal Employer and upon acceptance of the aforesaid application by the Trustee shall become a Category 8 Member.".

       (i)  Delete "4 or 6" in clause 4.1(a) and substitute "4, 6 or 8".

       (j)  Delete clause 4.2(b) and substitute the following clause:

            "(b) each Employer must contribute to the Fund in each year on behalf of each Category 6 or 8 Member the sum of:

                  (i) the minimum amount which the Employer is required to contribute to the Fund on behalf of the Member in order to avoid having to pay the charge under the SG Act in relation to that Member; and

                  (ii) in relation to a Sub-category 8C or 8D Member, the additional amount required to increase the total contribution of the Employer under this paragraph (b) to an amount equal to the Contribution Percentage multiplied by the Member's Salary, which contribution may be made (in whole or in part) following agreement between the Principal Employer and the Trustee by the application of an appropriate part of the surplus of the Fund as determined having regard to appropriate actuarial advice.".

2. The Trustee, with the consent of the Principal Employer, amends the Rules of the Fund in the following manner:


       (a) Delete "Category 5 or Category 6" in rule 1.1 and substitute "Category 5, 6 or 8".

       (b) Delete "Category 5 or Category 6" in rule 1.2 and substitute "Category 5, 6 or 8".

       (c)  Delete  "Category 6"  in rule 3  and  substitute "Category 6  or 8".

       (d)  Delete  "Category 6"  in rule 4.1 and substitute "Category 6  or 8".

       (e)  Delete  "CATEGORY 6"  in  the  heading  to   rule 5  and  substitute
            "CATEGORY 6 OR 8".

       (f)  Delete  "Category 6" in rule 5.1  and  substitute "Category 6 or 8".

       (g)  Insert the following rules immediately after rule 5.2:

            "5.3 If a Category 8 Member dies or becomes Totally and Permanently Disabled while in Service before attaining his or her Normal Retirement Date, the Trustee must, in addition to the benefit payable under rule 5.1, pay to the Member or to his or her personal representatives an additional amount which is, subject to rule 5.4, equal to the sum of:

                  (a) the Member's Salary at the date of death multiplied by his or her Future Service Multiple; and

                  (b)  any Voluntary Insured Amount.

             5.4 The benefit payable to a Transferred Member under rule 5.3 (including the benefit payable under rule 5.1) may not be less than the sum of:

                  (a)  the benefit which  would have been payable had the Member
                       died   or   become   Totally   and  Permanently  Disabled
                       immediately  prior to becoming a Category 8 Member; and

                  (b)  any Voluntary Insured Amount.".

       (h)  Delete "Category 6" in rule 6.1 and substitute "Category 6 or 8".

       (i) Delete "5 and 7" in the heading to rule 7 and substitute "5, 7 and 8".

3. The alterations made to the Principal Deed and Rules governing the Fund by this deed take effect on and from 1 July 1999.

EXECUTION:

Executed as a Deed.

THE COMMON SEAL of BRL HARDY             )
LIMITED (ACN 008 273 907) was            )
affixed in accordance with its Articles  )
of Association in the presence of:       )

/s/ John Whelan
--------------------------------- Director


/s/ John Whelan
--------------------------------- Secretary



THE COMMON SEAL of BRL HARDY             )
SUPERANNUATION PTY. LTD.                 )
(ACN 058 898 767) was affixed in         )
accordance with its Articles of          )
Association in the presence of:          )

/s/ (non-readable)
--------------------------------- Director

/s/ John Whelan
--------------------------------- Director/Secretary

                          BRL HARDY SUPERANNUATION FUND

                               AMENDING DEED NO. 6

                                     BETWEEN

                                BRL HARDY LIMITED
                                 ACN 008 273 907

                             ("PRINCIPAL EMPLOYER")

                                       AND

                       BRL HARDY SUPERANNUATION PTY. LTD.
                                 ACN 058 898 767

                                   ("TRUSTEE")

1
THIS AMENDING DEED is made on 20th January 2003

BETWEEN: BRL HARDY LIMITED (ACN 008 273 907) of Reynella Road, Reynella, South Australia ("PRINCIPAL EMPLOYER");

AND: BRL HARDY SUPERANNUATION PTY. LTD. (ACN 058 898 767) Reynella Road, Reynella, South Australia ("TRUSTEE").

RECITALS:

A. By a Trust Deed dated 1 July 1982 ("TRUST DEED") there was established a fund now known as the BRL Hardy Superannuation Fund ("FUND").

B. The Trust Deed has been amended by Deeds dated 6 June 1990, 31 March 1993, 8 June 1994, 7 October 1998 and 23 December 1999 (the Trust Deed as amended being called the "PRINCIPAL DEED").

C.     The Trustee is the present Trustee of the Fund.

D. Clause 21 of the Principal Deed provides that the Trustee , with the written consent of the Principal Employer, may at any time by deed amend the Principal Deed subject to the restrictions contained in that clause.

E. The Principal Employer and the Trustee desire to amend the provisions of the Principal Deed as set out below in order to comply with the requirements imposed on superannuation fund trustees under Part VIIIB of the Family Law Act 1975 and associated Relevant Law and are satisfied that these amendments are made in compliance with Clause 21.

OPERATIVE PROVISIONS:

A. With effect on and from the date hereof clause 1.1 of the Principal Deed is amended by adding", Corporations Act 2001 and Family Law Act 1975" immediately after "Superannuation Entities (Taxation) Act 1987" in the definition of "Act".

B.     With effect from 28 December 2002, the Deed is amended as follows:

1.     (a)  inserting  into  clause 1.1,  the following  new definitions  in the appropriate alphabetical order:

            ""NON-MEMBER SPOUSE" has the meaning given to those words as defined under the Family Law Act 1975 and the regulations made thereunder.

            "SUPERANNUATION INTEREST" has the meaning given to those words as defined under the Family Law Act 1975 and the regulations made thereunder.

            "TRANSFERABLE BENEFIT" means transferable benefit as that term is defined under the Superannuation Industry (Supervision) Act and the regulations made thereunder."; and

       (b) Adding "Subject to clause 25.1(b) a Non-Member Spouse is not a Member for the purposes of the Deed" at the end of the definition of "Member".

2.     The following new clause 25 is inserted immediately after clause 24:

       "25.  VARIATION OF BENEFITS PURSUANT TO FAMILY LAW

       25.1  (a)  Subject to paragraph  (b), the Trustee must not  create a  new interest in the Fund for or in respect of a Non-Member Spouse under this clause 25 or make a Non-Member Spouse a Member of the Fund.

             (b) A Non-Member Spouse to whom this clause 25 applies and who is already a Member shall continue as a Member for the purposes of the Deed other than in respect of any amount determined under this clause 25 in respect of the Non-Member Spouse unless otherwise decided by the Trustee pursuant to sub-clause 25.2(d)(iv).

       25.2 Notwithstanding any other provisions of the Deed, but subject to clause 24, the Trustee is empowered to do or to procure to be done any acts, matters or things that are necessary or desirable in order to comply with the Relevant Law including (but not limited to):

             (a) providing information related to a Member's Superannuation Interest in the Fund in accordance with and as required by the Relevant Law. For the purpose of any information provided under this sub-paragraph " accrued benefit multiple" as that term is defined in the Family Law Act 1975 and the regulations made thereunder shall be treated as a reference to such multiple as may be derived from the provisions of the Deed and the Rules used for the purpose of the calculation of a Member's retirement benefit but only taking into account the Member's Fund Membership (and any other period or periods and past benefit multiples that are relevant to the multiple calculation in respect of the Member) under the Deed and the Rules for the period up to and including the "appropriate date" (as that term is defined in the Family Law (Superannuation) Regulations 2001) and where necessary after obtaining the advice of the Actuary;

             (b) flagging a Member's Superannuation Interest or lifting a flag on a Member's Superannuation Interest or benefit in the Fund where and as required by the Relevant Law;

             (c) adjusting or reducing any Member's Superannuation Interest (including any insured benefit) or any other amount in respect of a Member in the Fund to take account of any amount the Trustee considers represents the amount to which a Non-Member Spouse is entitled being calculated having regard to the requirements of the Relevant Law and any acts, matters or things done pursuant to this clause 25 and the Deed; and

             (d)  subject to paragraph (c):

                  (i) transferring all of the lump sum amount which the Trustee considers represents the Transferable Benefit in respect of the Non-Member Spouse (or such other amount as the Trustee may determine) to another Superannuation Fund or other superannuation arrangement (including an eligible rollover fund) subject to and in accordance with the requirements of the Relevant Law whether with or without the consent of the Non-Member Spouse; or

                  (ii) paying to the Non-Member Spouse an amount which the Trustee considers represents the lump sum amount to which the Non-Member Spouse is entitled (or such other amount or amounts as the Trustee may determine) subject to and in accordance with the requirements of the Relevant Law and the Deed; or

                  (iii) if sub-paragraph (iv) does not apply, recording  in  the records of the Fund the amount that the Trustee considers represents the amount to which the Non-Member Spouse is entitled having regard to the requirements of the Relevant Law and adjusting or doing any other act, matter or thing with respect to that record until the Trustee determines to pay or transfer that amount from the Fund as provided under clause 25.2(d)(i) or (d)(ii) above;

                  (iv) where a Non-Member Spouse is already a Member, the Trustee may transfer all of the lump sum amount which the Trustee considers represents the Transferable
                        Benefit (or such other amount as the Trustee may determine) in respect of the Non-Member Spouse to an account held or established in respect of the Non-Member Spouse within the Fund (or be provided in such other manner as the Trustee determines)and such amount must be maintained and adjusted by the Trustee on such basis as the Trustee determines (including allocating any investment earnings under the Deed and imposing any fees incurred under clause 25.2(e) in respect of the
                        Non-Member Spouse) until payment or transfer from the Fund pursuant to clause 25.2(d)(i) or (d)(ii);

             (e) imposing any fees, (including charges, taxes or other costs) in relation to any acts, matters or things done by the Trustee under this clause 25 on such terms and conditions as the Trustee determines (including by deduction from any Member's account, interest or benefit in the Fund or from the amount to which a Non-Member Spouse is entitled) subject to the Relevant Law.


       25.3  (a)  Except  where a  Non-Member Spouse  is  already  a  Member,  a
                  Non-Member Spouse is  not a Member or eligible to be a Member.

             (b) For the purposes of this clause 25 and any amount determined under this clause a Non-Member Spouse only has rights to information and other rights as prescribed by the Relevant Law and under this clause 25 and has no other rights, claims or entitlements against the Fund, the Trustee (or any person acting on behalf of the Trustee) under the Deed."

EXECUTION:

Executed as a Deed.

THE COMMON SEAL of BRL HARDY             )
LIMITED (ACN 008 273 907) was            )
affixed in accordance with its Articles  )
of Association in the presence of:       )

/s/ John Whelan
--------------------------------- Director


/s/ John Whelan
--------------------------------- Secretary



THE COMMON SEAL of BRL HARDY             )
SUPERANNUATION PTY. LTD.                 )
(ACN 058 898 767) was affixed in         )
accordance with its Articles of          )
Association in the presence of:          )

/s/ Douglas McCallum
--------------------------------- Director

/s/ John Whelan
--------------------------------- Secretary

                          BRL HARDY SUPERANNUATION FUND

                               AMENDING DEED NO. 7

                                     BETWEEN

                           HARDY WINE COMPANY LTD.
                                 ACN 008 273 907

                             (the "PRINCIPAL EMPLOYER")

                                       AND

                       BRL HARDY SUPERANNUATION PTY. LTD.
                                 ACN 058 898 767

                                   (the "TRUSTEE")

THIS AMENDING DEED is made on 9th February 2004

BETWEEN:  HARDY WINE COMPANY LIMITED    (ACN 008 273 907)   of   Reynell   Road,
          Reynella,  South Australia ("PRINCIPAL EMPLOYER");

AND: BRL HARDY SUPERANNUATION PTY. LTD. (ACN 058 898 767) Reynella Road, Reynella, South Australia ("TRUSTEE").

RECITALS:

A. By a Trust Deed dated 1 July 1982 ("TRUST DEED") there was established a fund now known as the BRL Hardy Superannuation Fund ("FUND").

B. The Trust Deed has been amended by Deeds dated 6 June 1990, 31 March 1993, 8 June 1994, 7 October 1998, 23 December 1999 and 20 January 2003 (the Trust Deed as amended being called the "PRINCIPAL DEED").

C.     The Trustee is the present Trustee of the Fund.

D. Clause 21 of the Principal Deed provides that the Trustee , with the written consent of the Principal Employer, may at any time by deed amend the Principal Deed subject to the restrictions contained in that clause.

E. The Principal Employer and the Trustee desire to amend the provisions of the Principal Deed as set out below and are satisfied that these amendments are made in compliance with Clause 21.

OPERATIVE PROVISIONS:

With effect on and from the date of this Deed, the Principal Deed is amended by adding the following new clause 5.3 immediately after clause 5.2:

"5.3 Notwithstanding any provision of this Deed, but subject always to the Relevant Law, the Trustee may transfer a Member's or beneficiary's benefits (or such greater amount as agreed between the Trustee and the Principal Employer whether on an allocated or unallocated basis) to an Other Fund as permitted by the Relevant Law (including where the Trustee forms the view that the Other Fund to which the transfer is to be made is a "successor fund" as that term is defined by the Relevant Law)".

EXECUTION:

Executed as a Deed.

THE COMMON SEAL of HARDY WINE                )
COMPANY LTD. (ACN 008 273 907) was           )
affixed in accordance with its Constitution  )
in the presence of:                          )

/s/ David Woods
--------------------------------- Director


/s/ John Whelan
--------------------------------- Secretary



THE COMMON SEAL of BRL HARDY                 )
SUPERANNUATION PTY. LTD.                     )
(ACN 058 898 767) was affixed in             )
accordance with its Constitution             )
in the presence of:                          )

/s/ David Woods
--------------------------------- Director

/s/ John Whelan
--------------------------------- Secretary